UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	44-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15150 Avenue of Science, Suite 200

San Diego, CA 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 605-9055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 12, 2020, the Board of Directors (the “Board”) of Guardion Health Sciences, Inc. (the “Company”) appointed David Evans as Interim Chief Executive Officer and Interim President of the Company. Dr. Evans has served as a director and Chief Science Officer of the Company since 2017. Concurrently, Michael Favish was terminated as Chief Executive Officer and President of the Company and resigned as a member of the Board.

The Company entered into a Consulting Agreement with Dr. Evans, dated as of September 29, 2017 (as amended, the “Evans Consulting Agreement”). The Evans Consulting Agreement provided that Dr. Evans would serve as the Company’s Chief Science Officer and is currently being paid $17,500 per month as an employee of the Company. The Company and Dr. Evans entered into an amendment to the Evans Consulting Agreement, which amendment, effective as of June 12, 2020, (1) acknowledged his appointment as Interim Chief Executive Officer and Interim President and (2) increased his compensation by Ten Thousand Dollars ($10,000) per month for each month that he remains Interim Chief Executive Officer and Interim President.

The foregoing description of the amendment to the Evans Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Biographical and other information concerning Dr. Evans is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on March 30, 2020 and is incorporated by reference herein.

Item 8.01 Other Events.

On June 15, 2020, the Company issued a press release announcing the items set forth above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment to Consulting Agreement by and between the Company and David Evans
99.1	Press Release, dated June 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: June 16, 2020
	By:	/s/ David Evans
	Name:	David Evans
	Title:	Interim Chief Executive Officer and Interim President